                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                    Date of Report:      March 15, 1996
                                                   --------------------



     AUDIO COMMUNICATIONS NETWORK, INC.
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  (Exact name of Registrant as Specified in its Charter)



  Florida                            0-7762                    59-0690530
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(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)           Identification No.)




 1000 LEGION PLACE STE. 1515   ORLANDO    FL                           32801
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (407)649-8877
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Item 1.   CHANGES IN CONTROL OF REGISTRANT
          --------------------------------
          This item is not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
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          Effective January 2, 1996 Audio Communications Network Inc. acquired the assets of Florida Sound Engineering Company holder of the Muzak(R) Jacksonville, Florida franchise including its Pro Sound Division for $5,750,000.

          The assets acquired included:

          (a) All subscriber accounts and equipment, all Pro Sound equipment, accounts receivable, uninstalled contracts and jobs in progress.

          (b)  All equipment inventory as of the date of the closing.

          (c)  All trucks and vans.

          (d) The seller's Company name, Florida Sound Engineering Company and business goodwill.

          The consideration given for these assets was based upon the following:

          (a) Warren Coughlin who founded Florida Sound in 1958 has expanded the Muzak(R) franchise for Jacksonville to include Gainesville, Ocala and St. Augustine, Florida and has extended into southern Georgia including Brunswick. Florida Sound also has a Pro Sound Division that includes complex and extensive communication systems such as the newly completed Jacksonville Municipal Stadium. When Mr. Coughlin announced he wanted to retire Audio Communication Network, Inc. proceeded to acquire the assets of his Company.

          Florida Sound fits into Audio's plans to expand its franchise business and allows it to enter the sound system communications business adding another dimension to its revenues.
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Item 2.   (b)  The new acquisition was acquired for cash and Audio
          Communications Network, Inc. received 100% financing from SunTrust, Central Florida, N.A. for the purchase.

          The Jacksonville franchise will retain its name and operate as a wholly owned subsidiary of Audio Communication Network, Inc.

Item 3.   BANKRUPTCY OR RECEIVERSHIP
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          This item is not applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS
          -------------------------------------------
          This item is not applicable

Item 5.   OTHER EVENTS
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          This item is not applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS
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          This item is not applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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          INFORMATION AND EXHIBITS
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          Exhibit I    Agreement of Sale

          Exhibit II Second Amended and Restated Loan Agreement by and between SunTrust Bank, Central Florida, N.A. and Audio Communications Network, Inc. December 21, 1995, effective January 2, 1996.

          Exhibit III  Muzak(R) License Agreement Dated January 1, 1991

          Exhibit IV Audited Financial Statements for Years Ended December 31, 1994 & 1993 Years Ended December 31, 1995 & 1994 audited by Meek and McLeod, Certified Public Accounts, Jacksonville, FL

          Exhibit V Unaudited Pro Forma Condensed Combined Balance Sheet and Consolidated Statement of Operations
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Item 7.  Exhibit V     for the year ending December 31, 1995 along with the
                       Notes to the Financial Statements, which includes the audited financial statements of Florida Sound Engineering Company for 1995. This resulted in net sales, net income and earnings per share of approximately $11,500,000, $612,000 and $.27.